Purchase Obligations	12 Months Ended
Dec. 31, 2024
Purchase Obligations
Purchase Obligations

(D.8) Purchase Obligations

€ millions	2024	2023
Contractual obligations for acquisition of property, plant, and equipment and intangible assets	270	164
Other purchase obligations	9,322	10,377
Purchase obligations	9,592	10,541

The contractual obligations for acquisition of property, plant, and equipment and intangible assets relate primarily to the purchase of hardware, software, patents, office equipment, and vehicles. The remaining obligations relate mainly to cloud services, marketing, consulting, maintenance, license agreements, and other third-party agreements. The decrease is mainly due to payments made for cloud infrastructure services. Historically, the majority of such purchase obligations have been realized.

Maturities

€ millions	12/31/2024
Purchase Obligations
Due 2025	2,870
Due 2026 to 2029	6,576
Due thereafter	146
Total	9,592